Exhibit 21

SUBSIDIARIES OF TRANSOCEAN LTD.

(as of December 31, 2023)

Entity	Jurisdiction
15375 Memorial Corporation	Delaware
Agon Shipping Inc.	Marshall Islands
Aguas Profundas, Limitada	Angola
Angola Deepwater Drilling Company (Offshore Services) Ltd	Cayman Islands
AngoSantaFe - Prestacao de Servicos Petroliferos, Limitada	Angola
Arcade Drilling AS	Norway
Asie Sonat Offshore Sdn. Bhd.	Malaysia
Blegra Financing Limited	Cyprus
Challenger Minerals Inc.	California
Covent Garden - Serviços e Marketing, Sociedade Unipessoal Lda	Portugal
Deepwater Drilling (Transocean Ghana) LTD	Ghana
Deepwater Drilling North Africa LLC - Free Zone	Egypt
Deepwater Pacific 1 Inc.	Cayman Islands
Deepwater Supply Inc.	Delaware
Drillship Alonissos Owners Inc.	Cayman Islands
Drillship Hydra Owners Inc.	Cayman Islands
Drillship Paros Owners Inc.	Cayman Islands
Drillship Skopelos Owners Inc.	Cayman Islands
Drillship Skyros Owners Inc.	Cayman Islands
Eastern Med Consultants Inc.	Marshall Islands
Entities Holdings, Inc.	Delaware
Global Marine Inc.	Delaware
Global Offshore Drilling Limited	Nigeria
GlobalSantaFe B.V.	Netherlands
GlobalSantaFe Denmark Holdings ApS	Denmark
GlobalSantaFe Drilling (N.A.) N.V.	Netherlands Antilles
GlobalSantaFe Drilling Company	Delaware
GlobalSantaFe Drilling Mexico, S. de R.L. de C.V.	Mexico
GlobalSantaFe Drilling Operations Inc.	Cayman Islands
GlobalSantaFe Drilling Trinidad LLC	Delaware
GlobalSantaFe Drilling Venezuela, C.A.	Venezuela
GlobalSantaFe Financial Services (Luxembourg) S.a.r.l.	Luxembourg
GlobalSantaFe Group Financing Limited Liability Company	Hungary
GlobalSantaFe Hungary Services Limited Liability Company	Hungary
GlobalSantaFe International Drilling Corporation	Bahamas
GlobalSantaFe International Drilling Inc.	Cayman Islands
GlobalSantaFe International Services Inc.	Cayman Islands
GlobalSantaFe Nederland B.V.	Netherlands

Exhibit 21

Entity	Jurisdiction
GlobalSantaFe Offshore Services Inc.	Cayman Islands
GlobalSantaFe Operations (Mexico) LLC	Delaware
GlobalSantaFe Saudi Arabia Ltd.	Cayman Islands
GlobalSantaFe Services (BVI) Inc.	Cayman Islands
GlobalSantaFe Services Netherlands B.V.	Netherlands
GlobalSantaFe Servicios de Venezuela, C.A.	Venezuela
GlobalSantaFe South America LLC	Delaware
GlobalSantaFe Tampico, S. de R.L. de C.V.	Mexico
GlobalSantaFe U.S. Holdings Inc.	Delaware
GSF Leasing Services GmbH	Switzerland
Indigo Drilling Limited	Nigeria
Inteliwell Limited	England & Wales
Kalambo Operations Inc.	Marshall Islands
Liquila DWA LLC	Hungary
Liquila Ventures Ltd.	Cayman Islands
Ocean Rig 2 Inc.	Marshall Islands
Ocean Rig Canada Inc.	Nova Scotia
Ocean Rig Cubango Operations Inc.	Cayman Islands
Ocean Rig Investments Inc.	Marshall Islands
Ocean Rig Management Inc.	Marshall Islands
Ocean Rig Operations Inc.	Cayman Islands
Ocean Rig UDW Inc.	Cayman Islands
Ocean Rig UDW LLC	Delaware
OCR Falklands Drilling Inc.	Marshall Islands
Offshore Ghana Transocean LTD	Ghana
Olympia Rig Angola Holding, S.A.	Angola
Olympia Rig Angola, Limitada	Angola
OR Norge Operations Inc.	Marshall Islands
Orion Holdings (Cayman) Limited	Cayman Islands
Orion RigCo (Cayman) Limited	Cayman Islands
Platform Capital N.V.	Netherlands Antilles
Platform Financial N.V.	Netherlands Antilles
Primelead Limited	Cyprus
PT SantaFe Subsea Indonesia	Indonesia
PT Transocean Indonesia	Indonesia
R&B Falcon (A) Pty Ltd	Western Australia
R&B Falcon (Caledonia) Limited	England & Wales
R&B Falcon (M) Sdn. Bhd.	Malaysia
R&B Falcon (U.K.) Limited	England & Wales
R&B Falcon Exploration Co., LLC	Oklahoma
Ranger Insurance Limited	Cayman Islands
RBF Rig Corporation, LLC	Delaware

Exhibit 21

Entity	Jurisdiction
Reading & Bates Coal Co., LLC	Nevada
Safemal Drilling Sdn. Bhd.	Malaysia
Santa Fe Braun Inc.	Delaware
Santa Fe Construction Company	Delaware
Santa Fe Drilling Company of Venezuela, C.A.	California
Saudi Drilling Company Limited	Saudi Arabia
Sedco Forex International, Inc.	Cayman Islands
Services Petroliers Transocean	France
Servicios Petroleros Santa Fe, S.A.	Venezuela
Ship Investment Ocean Holdings Inc.	Marshall Islands
Songa Offshore Delta Limited	Cyprus
Songa Offshore Drilling Limited	Cyprus
Songa Offshore Enabler Limited	Cyprus
Songa Offshore Encourage Limited	Cyprus
Songa Offshore Endurance Limited	Cyprus
Songa Offshore Equinox Limited	Cyprus
Songa Offshore Malaysia Sdn. Bhd.	Malaysia
Songa Offshore Management Limited	Cyprus
Songa Offshore Pte. Ltd.	Singapore
Songa Offshore Rig 2 AS	Norway
Songa Offshore Rig 3 AS	Norway
Songa Offshore Saturn Limited	Cyprus
Songa Offshore SE	Cyprus
Songa Offshore T & P Cyprus Limited	Cyprus
Sub-Saharan Drilling Inc.	Marshall Islands
T. I. International Mexico, S. de R.L. de C.V.	Mexico
TILAM Holdings Limited	Cayman Islands
Transocean Africa Drilling Limited	Cayman Islands
Transocean Aquila Limited	Cayman Islands
Transocean Asia Services Sdn Bhd	Malaysia
Transocean Asset Holdings 1 Limited	Cayman Islands
Transocean Asset Holdings 2 Limited	Cayman Islands
Transocean Asset Holdings 3 Limited	Cayman Islands
Transocean Atlas Limited	Cayman Islands
Transocean Barents ASA	Norway
Transocean Brasil Ltda.	Brazil
Transocean Britannia Limited	Cayman Islands
Transocean Canada Drilling Services Ltd.	Nova Scotia
Transocean Conqueror Limited	Cayman Islands
Transocean Conqueror Opco LLC	Delaware
Transocean Corporate Services Limited	Cayman Islands
Transocean Cyprus Capital Management Public Limited	Cyprus

Exhibit 21

Entity	Jurisdiction
Transocean Deepwater Drilling Services Limited	Cayman Islands
Transocean Deepwater Holdings Limited	Cayman Islands
Transocean Deepwater Inc.	Delaware
Transocean Deepwater Mauritius	Mauritius
Transocean Deepwater Nautilus Limited	Cayman Islands
Transocean Deepwater Seafarer Services Limited	Cayman Islands
Transocean Discoverer 534 LLC	Delaware
Transocean Drilling Enterprises S.a r.l.	Luxembourg
Transocean Drilling Israel Ltd.	Cayman Islands
Transocean Drilling Namibia Inc.	Cayman Islands
Transocean Drilling Offshore S.a r.l.	Luxembourg
Transocean Drilling Sdn. Bhd.	Malaysia
Transocean Drilling Services (India) Private Limited	India
Transocean Drilling U.K. Limited	Scotland
Transocean DWA Limited	Cayman Islands
Transocean DWL Limited	Cayman Islands
Transocean Eastern Pte. Ltd.	Singapore
Transocean Employee Support Fund	Texas
Transocean Enabler Limited	Cayman Islands
Transocean Enabler Rigco Limited	Cayman Islands
Transocean Encourage Limited	Cayman Islands
Transocean Encourage Rigco Limited	Cayman Islands
Transocean Endurance Limited	Cayman Islands
Transocean Endurance Rigco Limited	Cayman Islands
Transocean Entities Holdings GmbH	Switzerland
Transocean Equinox Limited	Cayman Islands
Transocean Equinox Rigco Limited	Cayman Islands
Transocean Finance Limited	Cayman Islands
Transocean Financing (Cayman) Limited	Cayman Islands
Transocean Financing GmbH	Switzerland
Transocean Guardian Limited	Cayman Islands
Transocean Holdings 1 Limited	Cayman Islands
Transocean Holdings 2 Limited	Cayman Islands
Transocean Holdings 3 Limited	Cayman Islands
Transocean Holdings LLC	Delaware
Transocean Hungary Holdings LLC	Hungary
Transocean Hungary Ventures LLC	Hungary
Transocean Inc.	Cayman Islands
Transocean Innovation Labs Ltd.	Cayman Islands
Transocean International Holdings Limited	Cayman Islands
Transocean International Resources, Limited	Cayman Islands
Transocean Investimentos Ltda.	Brazil

Exhibit 21

Entity	Jurisdiction
Transocean Investments Holdings LLC	Delaware
Transocean Investments S.a r.l.	Luxembourg
Transocean Ltd.	Switzerland
Transocean Management Services GmbH	Switzerland
Transocean Minerals Holdings Limited	Cayman Islands
Transocean Nautilus Limited	Cayman Islands
Transocean North Sea Limited	Bahamas
Transocean Norway Operations AS	Norway
Transocean Offshore (North Sea) Ltd.	Cayman Islands
Transocean Offshore Deepwater Drilling Inc.	Delaware
Transocean Offshore Deepwater Holdings Limited	Cayman Islands
Transocean Offshore Gulf of Guinea II Limited	Cayman Islands
Transocean Offshore Gulf of Guinea VII Limited	Cayman Islands
Transocean Offshore Gulf of Guinea XIII Limited	Cayman Islands
Transocean Offshore International Limited	Cayman Islands
Transocean Offshore International Ventures Limited	Cayman Islands
Transocean Offshore Limited	Delaware
Transocean Offshore PR Limited	Cayman Islands
Transocean Offshore USA Inc.	Delaware
Transocean Onshore Support Services Limited	Scotland
Transocean Orion Limited	Cayman Islands
Transocean Phoenix 2 Limited	Cayman Islands
Transocean Phoenix 2 Opco LLC	Delaware
Transocean Pontus Limited	Cayman Islands
Transocean Pontus Opco, Inc.	Delaware
Transocean Poseidon Limited	Cayman Islands
Transocean Poseidon Opco, Inc.	Delaware
Transocean Proteus Limited	Cayman Islands
Transocean Proteus Opco LLC	Delaware
Transocean Quantum Holdings Limited	Cayman Islands
Transocean Quantum Management Limited	Cayman Islands
Transocean Quantum Rig Holdings Limited	Cayman Islands
Transocean Quantum Sentry Holdings Limited	Cayman Islands
Transocean Rig 140 Limited	Cayman Islands
Transocean Rig Ventures Limited	Cayman Islands
Transocean Sedco Forex Ventures Limited	Cayman Islands
Transocean Sentry Limited	Cayman Islands
Transocean Services (India) Private Limited	India
Transocean Services AS	Norway
Transocean Skyros Limited	Cayman Islands
Transocean Spitsbergen ASA	Norway
Transocean SPSF Holdings Limited	Cayman Islands

Exhibit 21

Entity	Jurisdiction
Transocean Sub Asset Holdings 1 Limited	Cayman Islands
Transocean Sub Asset Holdings 2 Limited	Cayman Islands
Transocean Sub Asset Holdings 3 Limited	Cayman Islands
Transocean Support Services Limited	Cayman Islands
Transocean Support Services Nigeria Limited	Nigeria
Transocean Support Services Private Limited	India
Transocean Technical Services Egypt LLC	Egypt
Transocean Titan Financing Limited	Cayman Islands
Transocean U.S. Holdings LLC	Delaware
Transocean UK Limited	England & Wales
Transocean Voyager 1 Limited	Cayman Islands
Transocean Voyager 2 Limited	Cayman Islands
Transocean Worldwide Inc.	Cayman Islands
Triton Aquila GmbH	Switzerland
Triton Asset Leasing GmbH	Switzerland
Triton Atlas GmbH	Switzerland
Triton Capital I GmbH	Switzerland
Triton Capital II GmbH	Switzerland
Triton Capital Mexico GmbH	Switzerland
Triton Conqueror GmbH	Switzerland
Triton Corcovado LLC	Hungary
Triton Financing LLC	Hungary
Triton Gemini GmbH	Switzerland
Triton Holdings Limited	British Virgin Islands
Triton Hungary Asset Management LLC	Hungary
Triton Hungary Investments 1 Limited Liability Company	Hungary
Triton Industries, Inc.	Cayman Islands
Triton KG2 GmbH	Switzerland
Triton Management Services LLC	Hungary
Triton Mykonos LLC	Hungary
Triton Nautilus Asset Leasing GmbH	Switzerland
Triton Nautilus Asset Management LLC	Hungary
Triton Poseidon GmbH	Switzerland
Triton Quantum I GmbH	Switzerland
Triton Quantum II GmbH	Switzerland
Triton Quantum Rig Holdings GmbH	Switzerland
Triton Titan GmbH	Switzerland
Triton Voyager Asset Leasing GmbH	Switzerland
TRM Holdings Limited	Cayman Islands
TSSA - Servicos de Apoio, Lda.	Angola